Prospectus Supplement	dated May 16, 2007 to:

PUTNAM VT CAPITAL OPPORTUNITIES FUND Prospectuses dated April 30, 2007

The section “Who manages the fund?” is supplemented to reflect that the members of the U.S. Small and Mid-Cap Core Team primarily responsible for the day-to-day management of the fund’s portfolio are now Joseph Joseph (Portfolio Leader), John Ferry (Portfolio Member), Gerald Moore (Portfolio Member), Franz Valencia (Portfolio Member) and Randy Farina (Portfolio Member).

Mr. Farina joined the fund in 2007. Since 1997, he has been employed by Putnam Management, currently as a Portfolio Manager, and previously as an Analyst. He owned no fund shares as of March 31, 2007.

HV-6146

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